SVB Agreement	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
SVB Agreement
8. SVB Agreement
In January 2021, the Company and Silicon Valley Bank (“SVB”) entered into a Loan and Security Agreement (the “SVB Agreement”). Under the original terms of the SVB Agreement, the Company had the ability to borrow up to $15.0 million at any time prior to December 31, 2021. The SVB Agreement was subsequently amended in December 2021 to extend this borrowing availability period through December 31, 2022. The Company did not borrow any amounts under the SVB Agreement prior to the expiry of the borrowing availability period.
In conjunction with the execution of the SVB Agreement, the Company issued SVB a warrant to purchase 162,000 shares of common stock at an exercise price of $0.58 per share. This warrant was exercisable immediately upon issuance and expires on January 21, 2031. The Company determined that this warrant represents a debt issuance cost associated with the overall credit facility. As such, the warrant was recorded as a deferred financing cost and as a component of additional paid-in
capital on the consolidated balance sheets. This deferred financing cost, as well as others incurred in conjunction with the execution of the SVB Agreement were amortized from the date of issuance through December 31, 2022, the expiry of the SVB Agreement’s borrowing availability period.
To determine the fair value of the warrant upon issuance, the Company utilized the Black-Scholes option-pricing model with the following assumptions:

Assumption
Risk-free interest rate	1.1%
Expected dividend yield	—%
Expected term (in years)	10.0
Expected volatility	72.9%
Based upon these assumptions, the fair value of the warrant issued to SVB was determined to be less than $0.1 million. As of December 31, 2022, the warrant had not been exercised by SVB.